UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 17, 2014

Patterson-UTI Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22664	75-2504748
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 Gears Road, Suite 500, Houston, Texas	77067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 281-765-7100

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 21, 2014, the Board of Directors of Patterson-UTI Energy, Inc., a Delaware corporation (the “Company”), adopted the Patterson-UTI Energy, Inc. 2014 Long-Term Incentive Plan (the “2014 Plan”), subject to the approval of the Company’s stockholders. In addition, on the same date, the Board of Directors approved, subject to and effective upon the approval by the stockholders of the 2014 Plan, the termination of any future grants under all existing equity plans of the Company.

On April 17, 2014, the Company’s stockholders approved the adoption of the 2014 Plan. Directors, employees, including officers, consultants and advisors are eligible for awards under the 2014 Plan. The 2014 Plan provides for awards of non-qualified stock options (“NQSOs”), Incentive Stock Options (“ISOs”), tandem and freestanding stock appreciation rights (“SARs”), restricted stock awards, other stock unit awards, performance awards and dividend equivalents. With respect to awards to participants other than directors, the 2014 Plan is administered by the Compensation Committee of the Company’s Board of Directors, which comprises exclusively non-employee independent directors. With respect to awards to directors, the 2014 Plan is administered by the Board of Directors.

The aggregate number of shares of Common Stock authorized for grant under the 2014 Plan is 9,100,000, reduced by the number of shares that are subject to awards granted under existing equity plans of the Company during the period commencing on January 1, 2014 and ending on April 17, 2014. Shares that are subject to options or SARs count as one share of Common Stock against the aggregate number. Shares that are subject to other awards count as two shares of Common Stock against the aggregate number. Generally, if an award granted under the 2014 Plan or the existing equity plans of the Company expires, is forfeited, is settled in cash or otherwise terminates without the issuance of all or a portion of the shares of Common Stock subject to the award, the shares allocable to the expired, forfeited, cash settled, or terminated portion of the award will be available for awards again under the 2014 Plan. Any shares of Common Stock that again become available for grant under the 2014 Plan will be added back as one share if the shares were subject to options or SARs, and as two shares if the shares were subject to awards other than options or SARs. If any shares subject to an award are used to exercise options, are not issued upon the settlement of a SAR, or are withheld by the Company for income or employment taxes on exercise of an option or SAR, such shares will not become available for grant under the 2014 Plan.

Under the 2014 Plan, no participant may be granted options or SARs during any 12-month period with respect to more than 1,000,000 shares of Common Stock or restricted stock, performance awards denominated in shares and/or other stock unit awards that are denominated in shares in any 12-month period with respect to more than 500,000 shares. In addition to the foregoing limits, the maximum dollar value payable to any participant in any 12-month period with respect to performance awards denominated in cash is $5,000,000. Any award will only be subject to one of the applicable per person limits set forth in the previous sentence. No director may be granted during any calendar year awards having a value determined on the date of grant in excess of $500,000.

The foregoing description of the 2014 Plan is qualified in its entirety by reference to the text of the 2014 Plan, which is included as Exhibit 10.1 hereto and incorporated herein by reference. The forms of award agreements under the 2014 Plan are included as Exhibits 10.2-10.6 hereto and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company was held on April 17, 2014. Of the 144,230,886 shares of the Company’s Common Stock outstanding and entitled to vote at the meeting, 132,052,403 were present either in person or by proxy.

The following describes the matters considered by the Company’s stockholders at the Annual Meeting, as well as the votes cast at the meeting:

1.	To elect seven directors to the Company’s Board of Directors to serve until the next annual meeting of the stockholders or until their respective successors are elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-votes
Mark S. Siegel	116,922,046	8,410,255	6,720,102
Kenneth N. Berns	116,997,276	8,335,025	6,720,102
Charles O. Buckner	121,200,215	4,132,086	6,720,102
Michael W. Conlon	117,802,863	7,529,438	6,720,102
Curtis W. Huff	120,293,656	5,038,645	6,720,102
Terry H. Hunt	122,681,922	2,650,379	6,720,102
Cloyce A. Talbott	100,555,323	24,776,978	6,720,102

2.	To cast a vote to approve the Patterson-UTI Energy, Inc. 2014 Long-Term Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-votes
116,049,408	8,953,048	329,845	6,720,102

3.	To cast a vote to approve, on an advisory basis, the Company’s compensation of its named executive officers as set forth in the proxy statement for the Annual Meeting.

Votes For	Votes Against	Abstentions	Broker Non-votes
96,743,700	26,743,044	1,845,557	6,720,102

4.	To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

Votes For	Votes Against	Abstentions	Broker Non-votes
130,682,628	1,327,012	42,763	0

Item 9.01 Financial Statements and Exhibits.

10.1	Patterson-UTI Energy, Inc. 2014 Long-Term Incentive Plan

10.2	Form of Executive Officer Share-Settled Performance Share Award Agreement

10.3	Form of Executive Officer Restricted Stock Award Agreement

10.4	Form of Executive Officer Stock Option Agreement

10.5	Form of Non-Employee Director Restricted Stock Award Agreement

10.6	Form of Non-Employee Director Stock Option Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Patterson-UTI Energy, Inc.

April 21, 2014	By:	/s/ John E. Vollmer III

		Name:	John E. Vollmer III
		Title:	Senior Vice President - Corporate Development, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description

10.1	Patterson-UTI Energy, Inc. 2014 Long-Term Incentive Plan

10.2	Form of Executive Officer Share-Settled Performance Share Award Agreement

10.3	Form of Executive Officer Restricted Stock Award Agreement

10.4	Form of Executive Officer Stock Option Agreement

10.5	Form of Non-Employee Director Restricted Stock Award Agreement

10.6	Form of Non-Employee Director Stock Option Agreement